EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of:

o our report dated February 22, 2000, relating to the financial statements, which appears in the 1999 Annual Report to the Stockholders of the Interpublic Group of Companies, Inc. (the "Company"), which is incorporated by reference in the Company's Annual Report on Form 10-K (the "Annual Report") for the year ended December 31, 1999

o our report dated February 22, 2000, relating to the Financial Statements Schedule, which appears in such Annual Report

o our report dated February 22, 2000, except for Note 15 which is as of July 13, 2000 relating to the supplemental consolidated financial statements and the consolidated financial statements which appear in the Company's Current Report on Form 8-K dated July 17, 2000 and September 15, 2000, respectively

o our report dated February 22, 2000, except for Note 15 which is as of July 13, 2000 relating to the Supplemental Consolidated Financial Statement Schedule and Financial Statement Schedule which appear in the Company's Current Report on Form 8-K dated July 17, 2000 and September 15, 2000, respectively

o our report dated February 22, 2000, except for Note 15 which is as of July 13, 2000 and Note 16 which is as of December 22, 2000, relating to the supplemental consolidated financial statements which appears in the Company's Current Report on Form 8-K dated January 5, 2001 (the "Form 8-K")

o and our report dated February 22, 2000 except for Note 15 which is as of July 13, 2000 and Note 16 which is as of December 22, 2000 relating to the Supplemental Consolidated Financial Statement Schedule which appears in such Form 8-K.

We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                            /s/ PricewaterhouseCoopers LLP

                                            New York, New York
                                            January 5, 2001